UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2015 (June 4, 2015)

Ladder Capital Corp

(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36299 (Commission File Number)	80-0925494 (IRS Employer Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Second Amended and Restated Certificate of Incorporation

On June 4, 2015, Ladder Capital Corp (“Ladder” or the “Company”) filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Delaware Secretary of State. The Charter Amendment became effective immediately upon its filing. The Charter Amendment changes the par value of the Company’s Class B common stock from no par value to $0.001 par value per share.

The text of the Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 4, 2015, Ladder held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were (1) the re-election of Howard Park and Douglas Durst as Class I directors, with terms expiring at the 2018 annual meeting of stockholders, (2) the approval of the Charter Amendment and (3) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015. On June 4, 2015, Broadridge Financial Solutions, Inc., the independent inspector of elections for the Annual Meeting, delivered its certification of final voting results for the Annual Meeting to Ladder. The final results for each proposal presented to stockholders at the Annual Meeting are set forth below:

1.              The re-election of Howard Park and Douglas Durst as Class I directors:

	NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Class A common stock and Class B common stock voting together:	Howard Park	73,726,251	3,022,597	157,519	1,757,841
Class A common stock and Class B common stock voting together:	Douglas Durst	70,631,133	2,985,409	3,289,825	1,757,841

2.              Approval of the Charter Amendment:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Class A common stock and Class B common stock voting together:	78,549,065	66,668	48,475	—
Class B common stock:	34,990,463	—	—	—

3.              Approval of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015:

	FOR	AGAINST	ABSTAIN
Class A common stock and Class B common stock voting together:	74,490,821	4,129,094	44,293

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Ladder Capital Corp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox
Chief Financial Officer

Date: June 8, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Ladder Capital Corp